UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

Dominion Energy, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Dominion Energy, Inc. (Dominion Energy) on January 5, 2018, on January 2, 2018, Dominion Energy entered into an Agreement and Plan of Merger (the Merger Agreement) by and among Dominion Energy, Sedona Corp. (Merger Sub) and SCANA Corporation (SCANA). The Merger Agreement provides for a stock-for-stock merger (the Merger) in which Merger Sub, a wholly-owned subsidiary of Dominion Energy, will merge with and into SCANA (with SCANA being the surviving corporation in the Merger) and SCANA shareholders would receive 0.6690 shares of Dominion Energy common stock for each share of SCANA common stock. Following completion of the Merger, SCANA would operate as a wholly-owned subsidiary of Dominion Energy. Consummation of the Merger remains subject to the satisfaction or waiver of certain closing conditions specified in the Merger Agreement. If consummation of the Merger takes place, the acquisition will be required to be described in Item 2.01 of a Current Report on Form 8-K. This report is being filed to provide certain financial statements of SCANA and to provide unaudited pro forma financial information of Dominion Energy in connection with this anticipated acquisition.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.*

* — Note: Business has not yet been acquired. Financial statements are provided pursuant to Rule 3-05 of Regulation S-X in connection with a probable business combination.

Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at September 30, 2018 and for the nine months ended September 30, 2018 and 2017, together with the related notes to the financial statements, listed as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at and for the nine months ended September 30, 2018, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Condensed Consolidated Financial Statements of SCANA Corporation at September 30, 2018 and for the nine months ended September 30, 2018 and 2017, together with the related notes to the financial statements (incorporated by reference from Item 1. Financial Statements, SCANA Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed November 2, 2018, File No. 1-8809). SCANA Corporation’s Quarterly Report is included in a combined filing with the Quarterly Report of South Carolina Electric & Gas Company; information related to such affiliated entity is not considered to be a component of the Unaudited Financial Statements of SCANA Corporation.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy, Inc. at September 30, 2018 and for the nine months ended September 30, 2018 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date: November 5, 2018